SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2004

BOYD GAMING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of

Incorporation or Organization)

1-12882	88-0242733
(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

This Form 8-K is filed solely to provide an updated list of Registrant’s significant subsidiaries. This list amends and restates in its entirety Exhibit 21.1 in Registrant’s Form 10-Q for the period ended March 31, 2002.

(c)	Exhibits

99.1	List of Significant Subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: April 15, 2004	/s/ JEFFREY G. SANTORO
Jeffrey G. Santoro Vice President and Controller

Index to Exhibits

Exhibit	Description
99.1	List of Significant Subsidiaries.